Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
Roundhill IO Digital Infrastructure ETF (BYTE)
(the “Fund”)
June 8, 2023
Supplement to the Summary Prospectus, Prospectus,
and Statement of Additional Information, each dated April 30, 2023
On June 7, 2023, the Board of Trustees of the Listed Funds Trust (the “Trust”) approved an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Roundhill Financial Inc. (the “Adviser”), the investment adviser of the Fund, pursuant to which the Adviser has agreed to reduce the Fund’s management fee from 0.75% to 0.45% effective June 8, 2023. All references within the Summary Prospectus, Prospectus, and Statement of Additional Information to the contrary are hereby deleted and replaced in their entirety.
The following information replaces the sections of the Summary Prospectus and Prospectus entitled “Fees and Expenses of the Fund” and “Expense Example”:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(2)	0.01%
Total Annual Fund Operating Expenses	0.46%

(1) Restated to reflect current fees. Effective June 8, 2023, the Board approved a reduction in the unified management fee from 0.75% to 0.45% to be paid by the Fund to the Adviser.
(2) “Other Expenses” include tax expense. Tax expense is borne by the Fund separately from the management fee paid to Roundhill Financial Inc. (the “Adviser”).
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$47	3 Years:	$148	5 Years:	$258	10 Years:	$579

Please retain this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information for future reference.